Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
Fourth Quarter 2018

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Table of Contents

Page

Financial Highlights	1

Selected Ratios and Other Information	2

Consolidated Statements of Income	3

Consolidated Average Daily Balances and Yield / Rate Analysis	5

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI	8

Non-Interest Income, Mortgage Income and Wealth Management Income	9

Non-Interest Expense	11

Reconciliation to GAAP Financial Measures
Adjusted Net Interest Income and Other Financing Income, Adjusted Net Interest Income/Margin FTE Basis, Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income / Expense, Adjusted Operating Leverage Ratios, and Return Ratios	12

Statements of Discontinued Operations	15

Credit Quality
Allowance for Credit Losses, Net Charge-Offs and Related Ratios, Adjusted Net Charge-offs and Related Ratios	16
Non-Accrual Loans (excludes loans held for sale), Criticized and Classified Loans - Business Services, and Home Equity Lines of Credit - Future Principal Payment Resets	19
Early and Late Stage Delinquencies	20
Troubled Debt Restructurings	21

Consolidated Balance Sheets	22

Loans	23

Deposits	26

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital	28

Forward-Looking Statements	29

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Earnings Summary
Interest income and other financing income - taxable equivalent	$1,171	$1,125	$1,088	$1,060	$1,043
Interest expense - taxable equivalent	188	156	136	122	102
Depreciation expense on operating lease assets	12	14	14	16	17
Net interest income and other financing income - taxable equivalent - continuing operations	971	955	938	922	924
Less: Taxable-equivalent adjustment	13	13	12	13	23
Net interest income and other financing income	958	942	926	909	901
Provision (credit) for loan losses	95	84	60	(10)	(44)
Net interest income and other financing income after provision (credit) for loan losses	863	858	866	919	945
Non-interest income	481	519	512	507	516
Non-interest expense	853	922	911	884	920
Income from continuing operations before income taxes	491	455	467	542	541
Income tax expense	85	85	89	128	221
Income from continuing operations	406	370	378	414	320
Income (loss) from discontinued operations before income taxes	—	274	(3)	—	6
Income tax expense (benefit)	—	80	—	—	(9)
Income (loss) from discontinued operations, net of tax	—	194	(3)	—	15
Net income	$406	$564	$375	$414	$335
Income from continuing operations available to common shareholders	$390	$354	$362	$398	$304
Net income available to common shareholders	$390	$548	$359	$398	$319

Earnings per common share from continuing operations - basic	$0.38	$0.33	$0.32	$0.35	$0.26
Earnings per common share from continuing operations - diluted	0.37	0.32	0.32	0.35	0.26
Earnings per common share - basic	0.38	0.50	0.32	0.35	0.28
Earnings per common share - diluted	0.37	0.50	0.32	0.35	0.27

Balance Sheet Summary
At quarter-end—Consolidated
Loans, net of unearned income	$83,152	$81,821	$80,478	$79,822	$79,947
Allowance for loan losses	(840)	(840)	(838)	(840)	(934)
Assets	125,688	124,578	124,557	122,913	124,294
Deposits	94,491	93,255	95,283	96,990	96,889
Long-term borrowings - Federal Home Loan Bank advances	6,902	5,703	5,153	2,603	3,653
Long-term borrowings - Other	5,522	5,475	4,737	5,346	4,479
Stockholders' equity	15,090	14,770	15,777	15,866	16,192
Average balances—Consolidated
Loans, net of unearned income	$81,873	$81,022	$79,957	$79,891	$79,523
Assets	123,538	123,526	122,960	123,494	123,834
Deposits	93,159	93,942	95,253	95,428	97,060
Long-term borrowings - Federal Home Loan Bank advances	5,704	5,286	3,711	4,424	2,918
Long-term borrowings - Other	5,478	5,143	5,031	5,107	4,491
Stockholders' equity	14,605	15,401	15,682	15,848	16,414

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Selected Ratios and Other Information

	As of and for Quarter Ended
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Return on average assets* (1)	1.30%	1.19%	1.23%	1.36%	1.02%
Return on average common stockholders' equity*	11.22%	14.91%	9.68%	10.75%	8.10%
Return on average common stockholders' equity from continuing operations*	11.23%	9.62%	9.77%	10.75%	7.73%
Return on average tangible common stockholders’ equity (non-GAAP)* (2)	17.32%	22.36%	14.54%	16.08%	11.88%
Return on average tangible common stockholders’ equity from continuing operations (non-GAAP)* (2)	17.33%	14.42%	14.67%	16.08%	11.33%
Efficiency ratio from continuing operations	58.7%	62.6%	62.7%	61.9%	63.9%
Adjusted efficiency ratio from continuing operations (non-GAAP) (2)	58.1%	58.1%	60.4%	60.5%	60.5%
Common book value per share	$13.92	$13.22	$13.42	$13.40	$13.55
Tangible common book value per share (non-GAAP) (2)	$9.19	$8.62	$8.97	$8.98	$9.16
Tangible common stockholders’ equity to tangible assets (non-GAAP) (2)	7.80%	7.60%	8.36%	8.54%	8.71%
Basel III common equity (3)	$10,378	$10,481	$11,234	$11,206	$11,152
Basel III common equity Tier 1 ratio (3)	9.9%	10.2%	11.0%	11.1%	11.1%
Tier 1 capital ratio (3)	10.7%	11.0%	11.8%	11.9%	11.9%
Total risk-based capital ratio (3)	12.4%	12.8%	13.6%	13.7%	13.8%
Leverage ratio (3)	9.3%	9.4%	10.1%	10.1%	10.0%
Effective tax rate (4)	17.4%	18.7%	19.2%	23.6%	40.8%
Allowance for loan losses as a percentage of loans, net of unearned income	1.01%	1.03%	1.04%	1.05%	1.17%
Allowance for loan losses to non-performing loans, excluding loans held for sale	169%	156%	141%	140%	144%
Net interest margin (FTE)*	3.55%	3.50%	3.49%	3.46%	3.37%
Adjusted net interest margin (FTE) (non-GAAP)* (2)	3.55%	3.50%	3.49%	3.46%	3.39%
Loans, net of unearned income, to total deposits	88.0%	87.8%	84.5%	82.3%	82.5%
Net charge-offs as a percentage of average loans*	0.46%	0.40%	0.32%	0.42%	0.31%
Adjusted net charge-offs as a percentage of average loans (non-GAAP)* (2)	0.46%	0.40%	0.32%	0.40%	0.31%
Non-accrual loans, excluding loans held for sale, as a percentage of loans	0.60%	0.66%	0.74%	0.75%	0.81%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.68%	0.76%	0.83%	0.85%	0.92%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (5)	0.85%	0.93%	0.99%	1.02%	1.13%
Associate headcount—full-time equivalent from continuing operations	19,969	19,869	20,326	20,666	21,014
ATMs	1,952	1,938	1,956	1,919	1,899
Branch Statistics
Full service	1,396	1,394	1,414	1,410	1,406
Drive-through/transaction service only	58	61	62	63	63
Total branch outlets	1,454	1,455	1,476	1,473	1,469

	Year Ended December 31
	2018	2017
Return on average assets (1)	1.27%	1.00%
Return on average common stockholders' equity	11.64%	7.56%
Return on average common stockholders' equity from continuing operations	10.33%	7.42%
Return on average tangible common stockholders’ equity (non-GAAP) (2)	17.57%	11.01%
Return on average tangible common stockholders’ equity from continuing operations (non-GAAP) (2)	15.59%	10.80%
Efficiency ratio from continuing operations	61.5%	62.4%
Adjusted efficiency ratio from continuing operations (non-GAAP) (2)	59.3%	61.4%
Effective tax rate (4)	19.8%	33.3%
Net interest margin (FTE) from continuing operations	3.50%	3.32%
Adjusted net interest margin (FTE) from continuing operations (non-GAAP) (2)	3.50%	3.33%
Net charge-offs as a percentage of average loans	0.40%	0.38%
Adjusted net charge-offs as a percentage of average loans (non-GAAP) (2)	0.39%	0.38%

*Annualized

(1)	Calculated by dividing income from continuing operations by consolidated average assets.

(2)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 8, 12, 13, 14, 18, 24, 25, and 28.

(3)	Current quarter Basel III common equity as well as the Basel III common equity Tier 1, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.

(4)
The decreases in the effective tax rate for 2018 and the rates for the respective quarters of 2018 resulted from the lower tax rate and related benefits resulting from tax reform, beneficial adjustments for certain state tax matters, and retrospective tax accounting method changes finalized in the third and fourth quarters of 2018.

(5)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 20 for amounts related to these loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Interest income, including other financing income on:
Loans, including fees	$962	$919	$881	$851	$827
Debt securities—taxable	160	155	156	154	151
Loans held for sale	4	4	4	3	5
Other earning assets	17	17	17	19	15
Operating lease assets	15	17	18	20	22
Total interest income, including other financing income	1,158	1,112	1,076	1,047	1,020
Interest expense on:
Deposits	80	64	57	49	42
Short-term borrowings	15	8	6	1	1
Long-term borrowings	93	84	73	72	59
Total interest expense	188	156	136	122	102
Depreciation expense on operating lease assets	12	14	14	16	17
Total interest expense and depreciation expense on operating lease assets	200	170	150	138	119
Net interest income and other financing income	958	942	926	909	901
Provision (credit) for loan losses	95	84	60	(10)	(44)
Net interest income and other financing income after provision (credit) for loan losses	863	858	866	919	945
Non-interest income:
Service charges on deposit accounts	185	179	175	171	171
Card and ATM fees	111	111	112	104	106
Wealth management income	77	77	77	75	73
Capital markets income	50	45	57	50	56
Mortgage income	30	32	37	38	36
Securities gains (losses), net	—	—	1	—	10
Other	28	75	53	69	64
Total non-interest income	481	519	512	507	516
Non-interest expense:
Salaries and employee benefits	468	473	511	495	479
Net occupancy expense	86	82	84	83	82
Furniture and equipment expense	82	81	81	81	80
Other	217	286	235	225	279
Total non-interest expense	853	922	911	884	920
Income from continuing operations before income taxes	491	455	467	542	541
Income tax expense	85	85	89	128	221
Income from continuing operations	406	370	378	414	320
Discontinued operations:
Income (loss) from discontinued operations before income taxes	—	274	(3)	—	6
Income tax expense (benefit)	—	80	—	—	(9)
Income (loss) from discontinued operations, net of tax	—	194	(3)	—	15
Net income	$406	$564	$375	$414	$335
Net income from continuing operations available to common shareholders	$390	$354	$362	$398	$304
Net income available to common shareholders	$390	$548	$359	$398	$319
Weighted-average shares outstanding—during quarter:
Basic	1,035	1,086	1,119	1,127	1,152
Diluted	1,043	1,095	1,128	1,141	1,164
Actual shares outstanding—end of quarter	1,025	1,055	1,114	1,123	1,134
Earnings per common share from continuing operations:
Basic	$0.38	$0.33	$0.32	$0.35	$0.26
Diluted	$0.37	$0.32	$0.32	$0.35	$0.26
Earnings per common share:
Basic	$0.38	$0.50	$0.32	$0.35	$0.28
Diluted	$0.37	$0.50	$0.32	$0.35	$0.27
Taxable-equivalent net interest income and other financing income	$971	$956	$938	$922	$924

_________
Notes:
- In the first quarter of 2018, the Company adopted new accounting guidance which resulted in trading account assets and equity securities available for sale being reclassified to other earning assets. All prior period amounts have been revised.
- In the first quarter of 2018, the Company adopted new accounting guidance which required certain components of net periodic pension and postretirement benefit cost to be reclassified from salaries and employee benefits to other expense. The guidance required retrospective application. Therefore, all prior period amounts impacted by this guidance have been revised.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Consolidated Statements of Income (continued) (unaudited)

	Year Ended December 31
($ amounts in millions, except per share data)	2018	2017
Interest income, including other financing income on:
Loans, including fees	$3,613	$3,228
Debt securities—taxable	625	596
Loans held for sale	15	16
Other earning assets	70	53
Operating lease assets	70	94
Total interest income, including other financing income	4,393	3,987
Interest expense on:
Deposits	250	156
Short-term borrowings	30	5
Long-term borrowings	322	212
Total interest expense	602	373
Depreciation expense on operating lease assets	56	75
Total interest expense and depreciation expense on operating lease assets	658	448
Net interest income and other financing income	3,735	3,539
Provision for loan losses	229	150
Net interest income and other financing income after provision for loan losses	3,506	3,389
Non-interest income:
Service charges on deposit accounts	710	683
Card and ATM fees	438	417
Wealth management income	306	290
Capital markets income	202	161
Mortgage income	137	149
Securities gains, net	1	19
Other	225	243
Total non-interest income	2,019	1,962
Non-interest expense:
Salaries and employee benefits	1,947	1,874
Net occupancy expense	335	339
Furniture and equipment expense	325	326
Other	963	952
Total non-interest expense	3,570	3,491
Income from continuing operations before income taxes	1,955	1,860
Income tax expense	387	619
Income from continuing operations	1,568	1,241
Discontinued operations:
Income (loss) from discontinued operations before income taxes	271	19
Income tax expense (benefit)	80	(3)
Income (loss) from discontinued operations, net of tax	191	22
Net income	$1,759	$1,263
Net income from continuing operations available to common shareholders	$1,504	$1,177
Net income available to common shareholders	$1,695	$1,199
Weighted-average shares outstanding—during year:
Basic	1,092	1,186
Diluted	1,102	1,198
Actual shares outstanding—end of period	1,025	1,134
Earnings per common share from continuing operations:
Basic	$1.38	$0.99
Diluted	$1.36	$0.98
Earnings per common share:
Basic	$1.55	$1.01
Diluted	$1.54	$1.00
Taxable-equivalent net interest income and other financing income	$3,787	$3,630

_________
Notes:
- In the first quarter of 2018, the Company adopted new accounting guidance which resulted in trading account assets and equity securities available for sale being reclassified to other earning assets. All prior period amounts have been revised.
- In the first quarter of 2018, the Company adopted new accounting guidance which required certain components of net periodic pension and postretirement benefit cost to be reclassified from salaries and employee benefits to other expense. The guidance required retrospective application. Therefore, all prior period amounts impacted by this guidance have been revised.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis

	Quarter Ended
	12/31/2018			9/30/2018
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities—taxable	$23,891	$160	2.68%	$24,198	$156	2.56%
Loans held for sale	413	4	4.25	386	4	4.14
Loans, net of unearned income:
Commercial and industrial	38,111	430	4.46	37,410	402	4.26
Commercial real estate mortgage—owner-occupied	5,847	69	4.64	6,000	71	4.61
Commercial real estate construction—owner-occupied	349	4	4.73	311	4	4.84
Commercial investor real estate mortgage	4,275	48	4.39	4,083	44	4.25
Commercial investor real estate construction	1,815	25	5.31	1,809	24	5.06
Residential first mortgage	14,230	142	4.01	14,162	141	3.96
Home equity	9,335	111	4.75	9,543	110	4.61
Indirect—vehicles	3,109	27	3.40	3,190	27	3.33
Indirect—other consumer	2,287	51	8.77	2,042	44	8.61
Consumer credit card	1,298	43	13.06	1,271	41	12.85
Other consumer	1,217	25	8.12	1,201	24	8.12
Total loans, net of unearned income	81,873	975	4.72	81,022	932	4.56
Investment in operating leases, net	383	3	3.36	410	3	3.33
Other earning assets	2,015	17	3.26	2,440	17	2.87
Total earning assets	108,575	1,159	4.24	108,456	1,112	4.07
Allowance for loan losses	(839)			(834)
Cash and due from banks	1,957			2,036
Other non-earning assets	13,845			13,868
	$123,538			$123,526
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,827	3	0.15	$8,928	4	0.15
Interest-bearing checking	18,295	24	0.52	18,924	21	0.44
Money market	23,850	31	0.51	24,046	22	0.37
Time deposits	7,018	22	1.24	6,630	17	1.06
Total interest-bearing deposits (1)	57,990	80	0.54	58,528	64	0.44
Federal funds purchased and securities sold under agreements to repurchase	241	2	2.27	154	—	—
Other short-term borrowings	2,227	13	2.38	1,480	8	2.07
Long-term borrowings	11,182	93	3.28	10,429	84	3.14
Total interest-bearing liabilities	71,640	188	1.04	70,591	156	0.88
Non-interest-bearing deposits (1)	35,169	—	—	35,414	—	—
Total funding sources	106,809	188	0.69	106,005	156	0.58
Net interest spread			3.20			3.19
Other liabilities	2,124			2,120
Stockholders’ equity	14,605			15,401
	$123,538			$123,526
Net interest income and other financing income/margin FTE basis		$971	3.55%		$956	3.50%
_______

(1)
Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.34% and 0.27% for the quarters ended December 31, 2018 and September 30, 2018.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Quarter Ended
	6/30/2018			3/31/2018			12/31/2017
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$—	$—	—%	$1	$—	—%	$3	$—	—%
Debt securities—taxable	24,386	156	2.56	24,588	154	2.52	25,053	151	2.40
Loans held for sale	388	4	4.21	359	3	3.21	433	5	3.92
Loans, net of unearned income:
Commercial and industrial (1)	36,874	385	4.17	36,464	368	4.07	35,689	357	3.96
Commercial real estate mortgage—owner-occupied	6,017	71	4.67	6,117	70	4.58	6,208	71	4.48
Commercial real estate construction—owner-occupied	298	3	4.79	318	4	4.67	335	4	4.51
Commercial investor real estate mortgage	3,724	39	4.12	3,883	38	3.92	3,986	37	3.66
Commercial investor real estate construction	1,867	22	4.83	1,837	21	4.49	1,938	21	4.11
Residential first mortgage	13,980	137	3.93	13,977	135	3.86	13,954	136	3.90
Home equity	9,792	109	4.46	10,041	108	4.31	10,206	106	4.16
Indirect—vehicles	3,260	26	3.23	3,309	26	3.18	3,400	26	3.12
Indirect—other consumer	1,743	38	8.68	1,531	33	8.76	1,400	31	8.97
Consumer credit card	1,245	39	12.50	1,257	38	12.33	1,238	37	11.96
Other consumer	1,157	24	8.09	1,157	23	8.16	1,169	24	7.93
Total loans, net of unearned income (1)	79,957	893	4.46	79,891	864	4.35	79,523	850	4.24
Investment in operating leases, net	439	4	3.59	472	4	2.82	515	5	3.53
Other earning assets	2,558	17	2.60	2,853	19	2.71	3,336	15	1.73
Total earning assets	107,728	1,074	3.98	108,164	1,044	3.88	108,863	1,026	3.74
Allowance for loan losses	(848)			(933)			(1,039)
Cash and due from banks	1,953			1,951			1,975
Other non-earning assets	14,127			14,312			14,035
	$122,960			$123,494			$123,834
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,981	3	0.15	$8,615	4	0.18	$8,378	2	0.14
Interest-bearing checking	19,534	18	0.38	19,935	16	0.32	19,261	11	0.22
Money market	24,235	19	0.30	24,601	14	0.24	25,744	13	0.20
Time deposits	6,692	17	0.98	6,813	15	0.91	6,935	16	0.88
Total interest-bearing deposits (2)	59,442	57	0.38	59,964	49	0.33	60,318	42	0.28
Federal funds purchased and securities sold under agreements to repurchase	41	1	1.83	103	—	—	35	—	—
Other short-term borrowings	1,161	5	1.90	156	1	1.46	388	1	1.19
Long-term borrowings	8,742	73	3.35	9,531	72	3.00	7,409	59	3.13
Total interest-bearing liabilities	69,386	136	0.79	69,754	122	0.71	68,150	102	0.59
Non-interest-bearing deposits (2)	35,811	—	—	35,464	—	—	36,742	—	—
Total funding sources	105,197	136	0.52	105,218	122	0.46	104,892	102	0.38
Net interest spread			3.19			3.17			3.15
Other liabilities	2,081			2,428			2,528
Stockholders’ equity	15,682			15,848			16,414
	$122,960			$123,494			$123,834
Net interest income and other financing income/margin FTE basis		$938	3.49%		$922	3.46%		$924	3.37%
_______
Note - In the first quarter of 2018, the Company adopted new accounting guidance, which resulted in trading account assets and equity securities available for sale being reclassified to other earning assets. All prior period amounts have been revised.

(1)
Excluding the impact of the $6 million reduction in leveraged lease interest income resulting from tax reform recorded in the fourth quarter of 2017, the commercial and industrial yield and total loans, net of unearned income yield would have been 4.03% and 4.27%, respectively.

(2)
Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.24% for the quarter ended June 30, 2018, 0.21% for the quarter ended March 31, 2018 and 0.17% for the quarter ended December 31, 2017.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Year Ended December 31
	2018			2017
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$—	$—	—%	$1	$—	—%
Debt securities—taxable	24,263	626	2.58	25,017	597	2.39
Loans held for sale	386	15	3.98	474	16	3.35
Loans, net of unearned income:
Commercial and industrial (1)	37,220	1,585	4.24	35,514	1,392	3.91
Commercial real estate mortgage—owner-occupied	5,995	281	4.63	6,492	287	4.36
Commercial real estate construction—owner-occupied	319	15	4.76	345	16	4.51
Commercial investor real estate mortgage	3,992	169	4.18	4,128	148	3.53
Commercial investor real estate construction	1,832	92	4.92	2,099	83	3.89
Residential first mortgage	14,088	555	3.94	13,719	530	3.86
Home equity	9,675	438	4.53	10,405	419	4.03
Indirect—vehicles	3,217	106	3.28	3,660	111	3.04
Indirect—other consumer	1,903	166	8.70	1,150	99	8.63
Consumer credit card	1,268	161	12.69	1,192	142	11.91
Other consumer	1,183	96	8.12	1,142	91	8.03
Total loans, net of unearned income (1)	80,692	3,664	4.52	79,846	3,318	4.14
Investment in operating leases, net	426	14	3.26	603	19	3.11
Other earning assets	2,465	70	2.84	3,274	53	1.60
Total earning assets	108,232	4,389	4.04	109,215	4,003	3.65
Allowance for loan losses	(863)			(1,062)
Cash and due from banks	1,975			1,899
Other non-earning assets	14,036			13,924
	$123,380			$123,976
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,838	14	0.16	$8,284	12	0.15
Interest-bearing checking	19,167	79	0.41	19,294	38	0.19
Money market	24,181	86	0.35	26,498	45	0.17
Time deposits	6,788	71	1.05	7,003	61	0.87
Total interest-bearing deposits (2)	58,974	250	0.42	61,079	156	0.26
Federal funds purchased and securities sold under agreements to repurchase	135	3	1.98	9	—	—
Other short-term borrowings	1,262	27	2.15	439	5	1.06
Long-term borrowings	9,977	322	3.19	7,076	212	2.98
Total interest-bearing liabilities	70,348	602	0.86	68,603	373	0.54
Non-interest-bearing deposits (2)	35,464	—	—	36,262	—	—
Total funding sources	105,812	602	0.57	104,865	373	0.35
Net interest spread			3.18			3.11
Other liabilities	2,187			2,450
Stockholders’ equity	15,381			16,661
	$123,380			$123,976
Net interest income and other financing income/margin FTE basis		$3,787	3.50%		$3,630	3.32%
_______
Note - In the first quarter of 2018, the Company adopted new accounting guidance, which resulted in trading account assets and equity securities available for sale being reclassified to other earning assets. All prior period amounts have been revised.
(1) Excluding the impact of the $6 million reduction in leveraged lease interest income resulting from tax reform recorded in the fourth quarter of 2017, the commercial and industrial yield and total loans, net of unearned income yield would have been 3.92% and 4.15%, respectively.
(2) Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.26% and 0.16% for the years ended December 31, 2018 and 2017, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income tables below present computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

	Quarter Ended
($ amounts in millions)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	4Q18 vs. 3Q18		4Q18 vs. 4Q17
Net income from continuing operations available to common shareholders (GAAP)	$390	$354	$362	$398	$304	$36	10.2%	$86	28.3%
Preferred dividends (GAAP)	16	16	16	16	16	—	—%	—	—%
Income tax expense (GAAP)	85	85	89	128	221	—	—%	(136)	(61.5)%
Income from continuing operations before income taxes (GAAP)	491	455	467	542	541	36	7.9%	(50)	(9.2)%
Provision (credit) for loan losses (GAAP)	95	84	60	(10)	(44)	11	13.1%	139	(315.9)%
Pre-tax pre-provision income from continuing operations (non-GAAP)	586	539	527	532	497	47	8.7%	89	17.9%
Other adjustments:
Securities (gains) losses, net	—	—	(1)	—	(10)	—	NM	10	(100.0)%
Leveraged lease termination gains	—	(4)	—	(4)	—	4	(100.0)%	—	NM
Reduction in leveraged lease interest income resulting from tax reform	—	—	—	—	6	—	NM	(6)	(100.0)%
Salaries and employee benefits—severance charges	7	5	34	15	2	2	40.0%	5	250.0%
Branch consolidation, property and equipment charges	3	4	1	3	9	(1)	(25.0)%	(6)	(66.7)%
Contribution to the Regions Financial Corporation foundation	—	60	—	—	40	(60)	(100.0)%	(40)	(100.0)%
Expenses associated with residential mortgage loan sale	—	—	—	4	—	—	NM	—	—%
Total other adjustments	10	65	34	18	47	(55)	(84.6)%	(37)	(78.7)%
Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$596	$604	$561	$550	$544	$(8)	(1.3)%	$52	9.6%

	Year Ended
($ amounts in millions)	12/31/2018	12/31/2017	2018 vs. 2017
Net income from continuing operations available to common shareholders (GAAP)	$1,504	$1,177	$327	27.8%
Preferred dividends (GAAP)	64	64	—	—%
Income tax expense (GAAP)	387	619	(232)	(37.5)%
Income from continuing operations before income taxes (GAAP)	1,955	1,860	95	5.1%
Provision for loan losses (GAAP)	229	150	79	52.7%
Pre-tax pre-provision income from continuing operations (non-GAAP)	2,184	2,010	174	8.7%
Other adjustments:
Gain on sale of affordable housing residential mortgage loans (1)	—	(5)	5	(100.0)%
Securities (gains) losses, net	(1)	(19)	18	(94.7)%
Leveraged lease termination gains, net	(8)	(1)	(7)	NM
Reduction in leveraged lease interest income resulting from tax reform	—	6	(6)	(100.0)%
Salaries and employee benefits—severance charges	61	10	51	NM
Branch consolidation, property and equipment charges	11	22	(11)	(50.0)%
Contribution to Regions Financial Corporation foundation	60	40	20	50.0%
Expenses associated with residential mortgage loan sale	4	—	4	NM
Total other adjustments	127	53	74	139.6%
Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$2,311	$2,063	$248	12.0%
______
NM - Not Meaningful

(1)
In the fourth quarter of 2016, The Company sold affordable housing residential mortgage loans to Freddie Mac. Approximately $91 million were sold with recourse, resulting in a deferred gain of $5 million, which was recognized during the second quarter of 2017.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Non-Interest Income from Continuing Operations

	Quarter Ended
($ amounts in millions)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	4Q18 vs. 3Q18		4Q18 vs. 4Q17
Service charges on deposit accounts	$185	$179	$175	$171	$171	$6	3.4%	$14	8.2%
Card and ATM fees	111	111	112	104	106	—	—%	5	4.7%
Wealth management income	77	77	77	75	73	—	—%	4	5.5%
Capital markets income (1)	50	45	57	50	56	5	11.1%	(6)	(10.7)%
Mortgage income	30	32	37	38	36	(2)	(6.3)%	(6)	(16.7)%
Commercial credit fee income	19	18	17	17	18	1	5.6%	1	5.6%
Bank-owned life insurance	12	18	18	17	20	(6)	(33.3)%	(8)	(40.0)%
Securities gains (losses), net	—	—	1	—	10	—	NM	(10)	(100.0)%
Market value adjustments on employee benefit assets - defined benefit	(7)	3	(1)	(1)	—	(10)	(333.3)%	(7)	NM
Market value adjustments on employee benefit assets - other (2)	(8)	4	(1)	—	6	(12)	(300.0)%	(14)	(233.3)%
Other	12	32	20	36	20	(20)	(62.5)%	(8)	(40.0)%
Total non-interest income from continuing operations	$481	$519	$512	$507	$516	$(38)	(7.3)%	$(35)	(6.8)%
Mortgage Income

	Quarter Ended
($ amounts in millions)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	4Q18 vs. 3Q18		4Q18 vs. 4Q17
Production and sales	$15	$24	$23	$23	$23	$(9)	(37.5)%	$(8)	(34.8)%
Loan servicing	26	23	23	23	25	3	13.0%	1	4.0%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(20)	6	10	22	4	(26)	(433.3)%	(24)	NM
MSRs hedge gain (loss)	21	(9)	(6)	(20)	(5)	30	(333.3)%	26	NM
MSRs change due to payment decay	(12)	(12)	(13)	(10)	(11)	—	—%	(1)	9.1%
MSR and related hedge impact	(11)	(15)	(9)	(8)	(12)	4	(26.7)%	1	(8.3)%
Total mortgage income	$30	$32	$37	$38	$36	$(2)	(6.3)%	$(6)	(16.7)%

Mortgage production - purchased	$813	$1,012	$1,179	$817	$907	$(199)	(19.7)%	$(94)	(10.4)%
Mortgage production - refinanced	216	237	249	279	359	(21)	(8.9)%	(143)	(39.8)%
Total mortgage production (3)	$1,029	$1,249	$1,428	$1,096	$1,266	$(220)	(17.6)%	$(237)	(18.7)%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	4Q18 vs. 3Q18		4Q18 vs. 4Q17
Investment management and trust fee income	$60	$59	$58	$58	$59	$1	1.7%	$1	1.7%
Investment services fee income	17	18	19	17	14	(1)	(5.6)%	3	21.4%
Total wealth management income (4)	$77	$77	$77	$75	$73	$—	—%	$4	5.5%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)	These market value adjustments relate to assets held for employee benefits that are offset within salaries and employee benefits expense.

(3)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(4)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

Selected Non-Interest Income Variance Analysis

•	Bank-owned life insurance and market value adjustments on employee benefits assets decreased due to significant valuation declines related to market volatility in the fourth quarter of 2018.

•
Other non-interest income decreased primarily due to a net $3 million decline in the value of certain equity investments in the fourth quarter of 2018 compared to a net $8 million increase in the third quarter of 2018. In addition, leveraged lease termination gains of $4 million were recognized in the third quarter.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Non-Interest Income from Continuing Operations

	Year Ended		Year-to-Date Change 12/31/2018 vs. 12/31/2017
($ amounts in millions)	12/31/2018	12/31/2017	Amount	Percent
Service charges on deposit accounts	$710	$683	$27	4.0%
Card and ATM fees	438	417	21	5.0%
Wealth management income	306	290	16	5.5%
Capital markets income (1)	202	161	41	25.5%
Mortgage income	137	149	(12)	(8.1)%
Commercial credit fee income	71	71	—	—%
Bank-owned life insurance	65	81	(16)	(19.8)%
Securities gains (losses), net	1	19	(18)	(94.7)%
Market value adjustments on employee benefit assets - defined benefit	(6)	—	(6)	NM
Market value adjustments on employee benefit assets - other (2)	(5)	16	(21)	(131.3)%
Other	100	75	25	33.3%
Total non-interest income from continuing operations	$2,019	$1,962	$57	2.9%

Mortgage Income

	Year Ended		Year-to-Date Change 12/31/2018 vs. 12/31/2017
($ amounts in millions)	12/31/2018	12/31/2017	Amount	Percent
Production and sales	$85	$104	$(19)	(18.3)%
Loan servicing	95	96	(1)	(1.0)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	18	(8)	26	(325.0)%
MSRs hedge gain (loss)	(14)	1	(15)	NM
MSRs change due to payment decay	(47)	(44)	(3)	6.8%
MSR and related hedge impact	(43)	(51)	8	(15.7)%
Total mortgage income	$137	$149	$(12)	(8.1)%

Mortgage production - purchased	$3,821	$3,877	$(56)	(1.4)%
Mortgage production - refinanced	981	1,301	(320)	(24.6)%
Total mortgage production (3)	$4,802	$5,178	$(376)	(7.3)%

Wealth Management Income

	Year Ended		Year-to-Date Change 12/31/2018 vs. 12/31/2017
($ amounts in millions)	12/31/2018	12/31/2017	Amount	Percent
Investment management and trust fee income	$235	$230	$5	2.2%
Investment services fee income	71	60	11	18.3%
Total wealth management income (4)	$306	$290	$16	5.5%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)	These market value adjustments relate to assets held for certain employee benefits and are offset within salaries and employee benefits expense.

(3)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(4)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Non-Interest Expense from Continuing Operations

	Quarter Ended
($ amounts in millions)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	4Q18 vs. 3Q18		4Q18 vs. 4Q17
Salaries and employee benefits (1)	$468	$473	$511	$495	$479	$(5)	(1.1)%	$(11)	(2.3)%
Net occupancy expense	86	82	84	83	82	4	4.9%	4	4.9%
Furniture and equipment expense	82	81	81	81	80	1	1.2%	2	2.5%
Outside services	46	46	48	47	48	—	—%	(2)	(4.2)%
Professional, legal and regulatory expenses	27	32	33	27	23	(5)	(15.6)%	4	17.4%
Marketing	21	20	25	26	23	1	5.0%	(2)	(8.7)%
FDIC insurance assessments	14	22	25	24	27	(8)	(36.4)%	(13)	(48.1)%
Credit/checkcard expenses	13	18	13	13	11	(5)	(27.8)%	2	18.2%
Branch consolidation, property and equipment charges	3	4	1	3	9	(1)	(25.0)%	(6)	(66.7)%
Visa class B shares expense	(2)	—	10	2	11	(2)	NM	(13)	(118.2)%
Provision (credit) for unfunded credit losses	1	2	(1)	(4)	(6)	(1)	(50.0)%	7	(116.7)%
Other	94	142	81	87	133	(48)	(33.8)%	(39)	(29.3)%
Total non-interest expense from continuing operations	$853	$922	$911	$884	$920	$(69)	(7.5)%	$(67)	(7.3)%

	Year Ended		Year-to-Date Change 12/31/18 vs. 12/31/17
($ amounts in millions)	12/31/2018	12/31/2017	Amount	Percent
Salaries and employee benefits (2)	$1,947	$1,874	$73	3.9%
Net occupancy expense	335	339	(4)	(1.2)%
Furniture and equipment expense	325	326	(1)	(0.3)%
Outside services	187	172	15	8.7%
Professional, legal and regulatory expenses	119	93	26	28.0%
Marketing	92	93	(1)	(1.1)%
FDIC insurance assessments	85	108	(23)	(21.3)%
Branch consolidation, property and equipment charges	11	22	(11)	(50.0)%
Visa class B shares expense	10	19	(9)	(47.4)%
Provision (credit) for unfunded credit losses	(2)	(16)	14	(87.5)%
Other	461	461	—	—%
Total non-interest expense from continuing operations	$3,570	$3,491	$79	2.3%
_________
Note - In the first quarter of 2018, the Company adopted new accounting guidance, which required certain components of net periodic pension and postretirement benefit cost to be reclassified from salaries and employee benefits to other. The guidance required retrospective application. Therefore, all prior period amounts impacted by this guidance have been revised.

(1)	Salaries and employee benefits expense includes severance charges for each of the quarters. See the amounts for the respective quarters on page 8.

(2)	Salaries and employee benefits expense includes severance charges of $61 million for 2018 and $10 million for 2017.

Selected Non-Interest Expense Variance Analysis

•
FDIC insurance assessments expense decreased in the fourth quarter of 2018 as compared to the third quarter of 2018 due primarily to the discontinuation of the surcharge, partially offset by increases in the base assessment.

•
Other non-interest expense decreased in the fourth quarter of 2018 as compared to the third quarter of 2018 due primarily to a $60 million contribution to the Regions Financial Corporation Foundation during the third quarter.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Net Interest Income and Other Financing Income, Adjusted Net Interest Income/Margin FTE Basis, Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios - Continuing Operations
The table below and on the following page present computations of the net interest margin; efficiency ratio, which is a measure of productivity, generally calculated as non-interest expense divided by total revenue; and the fee income ratio, generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Net interest income and other financing income (GAAP) is presented excluding certain adjustments related to tax reform to arrive at adjusted net interest income and other financing income (non-GAAP). Net interest income and other financing income on a taxable-equivalent basis (GAAP) is presented excluding certain adjustments related to tax reform to arrive at adjusted net interest income and other financing income on a taxable-equivalent basis (non-GAAP). Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income and other financing income and non-interest income are added together to arrive at total revenue. Adjustments are made to arrive at adjusted total revenue. Net interest income and other financing income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. The table on the following page presents a computation of the operating leverage ratio (non-GAAP) which is the period to period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP). Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	4Q18 vs. 3Q18		4Q18 vs. 4Q17
Non-interest expense (GAAP)	A	$853	$922	$911	$884	$920	$(69)	(7.5)%	$(67)	(7.3)%
Adjustments:
Contribution to the Regions Financial Corporation foundation		—	(60)	—	—	(40)	60	(100.0)%	40	(100.0)%
Branch consolidation, property and equipment charges		(3)	(4)	(1)	(3)	(9)	1	(25.0)%	6	(66.7)%
Expenses associated with residential mortgage loan sale		—	—	—	(4)	—	—	NM	—	—%
Salary and employee benefits—severance charges		(7)	(5)	(34)	(15)	(2)	(2)	40.0%	(5)	250.0%
Adjusted non-interest expense (non-GAAP)	B	$843	$853	$876	$862	$869	$(10)	(1.2)%	$(26)	(3.0)%
Net interest income and other financing income (GAAP)	C	$958	$942	$926	$909	$901	16	1.7%	57	6.3%
Reduction in leveraged lease interest income resulting from tax reform		—	—	—	—	6	—	—%	(6)	(100.0)%
Adjusted net interest income and other financing income (non-GAAP)	D	$958	$942	$926	$909	$907	16	1.7%	51	5.6%
Net interest income and other financing income (GAAP)		$958	$942	$926	$909	$901	$16	1.7%	$57	6.3%
Taxable-equivalent adjustment		13	13	12	13	23	—	—%	(10)	(43.5)%
Net interest income and other financing income, taxable-equivalent basis - continuing operations	E	$971	$955	$938	$922	$924	$16	1.7%	$47	5.1%
Reduction in leveraged lease interest income resulting from tax reform		—	—	—	—	6	—	NM	(6)	(100.0)%
Adjusted net interest income and other financing income, taxable equivalent basis (non-GAAP)	F	$971	$955	$938	$922	$930	$16	1.7%	$41	4.4%
Net interest margin (GAAP)(1)		3.55%	3.50%	3.49%	3.46%	3.37%
Reduction in leveraged lease interest income resulting from tax reform		—	—	—	—	0.02
Adjusted net interest margin (non-GAAP)		3.55%	3.50%	3.49%	3.46%	3.39%
Non-interest income (GAAP)	G	$481	$519	$512	$507	$516	$(38)	(7.3)%	$(35)	(6.8)%
Adjustments:
Securities (gains) losses, net		—	—	(1)	—	(10)	—	NM	10	(100.0)%
Leveraged lease termination gains		—	(4)	—	(4)	—	4	(100.0)%	—	—%
Adjusted non-interest income (non-GAAP)	H	$481	$515	$511	$503	$506	$(34)	(6.6)%	$(25)	(4.9)%
Total revenue	C+G=I	$1,439	$1,461	$1,438	$1,416	$1,417	$(22)	(1.5)%	$22	1.6%
Adjusted total revenue (non-GAAP)	D+H=J	$1,439	$1,457	$1,437	$1,412	$1,413	$(18)	(1.2)%	$26	1.8%
Total revenue, taxable-equivalent basis	E+G=K	$1,452	$1,474	$1,450	$1,429	$1,440	$(22)	(1.5)%	$12	0.8%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	F+H=L	$1,452	$1,470	$1,449	$1,425	$1,436	$(18)	(1.2)%	$16	1.1%
Efficiency ratio (GAAP)	A/K	58.7%	62.6%	62.7%	61.9%	63.9%
Adjusted efficiency ratio (non-GAAP)	B/L	58.1%	58.1%	60.4%	60.5%	60.5%
Fee income ratio (GAAP)	G/K	33.1%	35.2%	35.3%	35.5%	35.9%
Adjusted fee income ratio (non-GAAP)	H/L	33.1%	35.0%	35.2%	35.3%	35.3%
________
NM - Not Meaningful

(1)	See computation of net interest margin on page 5.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Net Interest Income and Other Financing Income, Adjusted Net Interest Income/Margin FTE Basis, Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios - Continuing Operations (continued)

		Year Ended December 31
($ amounts in millions)		2018	2017	2018 vs. 2017
Non-interest expense (GAAP)	M	$3,570	$3,491	$79	2.3%
Adjustments:
Contribution to the Regions Financial Corporation foundation		(60)	(40)	(20)	50.0%
Branch consolidation, property and equipment charges		(11)	(22)	11	(50.0)%
Expenses associated with residential mortgage loan sale		(4)	—	(4)	NM
Salary and employee benefits—severance charges		(61)	(10)	(51)	NM
Adjusted non-interest expense (non-GAAP)	N	$3,434	$3,419	$15	0.4%
Net interest income and other financing income (GAAP)	O	$3,735	$3,539	$196	5.5%
Reduction in leveraged lease interest income resulting from tax reform		—	6	(6)	(100.0)%
Adjusted net interest income and other financing income (non-GAAP)	P	3,735	3,545	$190	5.4%
Net interest income and other financing income (GAAP)		$3,735	$3,539	$196	5.5%
Taxable-equivalent adjustment		51	90	(39)	(43.3)%
Net interest income and other financing income, taxable-equivalent basis - continuing operations	Q	$3,786	$3,629	$157	4.3%
Reduction in leveraged lease interest income resulting from tax reform		—	6	(6)	(100.0)%
Adjusted net interest income and other financing income, taxable equivalent basis (non-GAAP)	R	$3,786	$3,635	$151	4.2%
Net interest margin (GAAP)		3.50%	3.32%
Reduction in leveraged lease interest income resulting from tax reform		—	0.01
Adjusted net interest margin (non-GAAP)		3.50%	3.33%
Non-interest income (GAAP)	S	$2,019	$1,962	$57	2.9%
Adjustments:
Securities (gains) losses, net		(1)	(19)	18	(94.7)%
Leveraged lease termination gains		(8)	(1)	(7)	NM
Gain on sale of affordable housing residential mortgage loans		—	(5)	5	(100.0)%
Adjusted non-interest income (non-GAAP)	T	$2,010	$1,937	$73	3.8%
Total revenue	O+S=U	$5,754	$5,501	$253	4.6%
Adjusted total revenue (non-GAAP)	P+T=V	$5,745	$5,482	$263	4.8%
Total revenue, taxable-equivalent basis	Q+S=W	$5,805	$5,591	$214	3.8%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	R+T=X	$5,796	$5,572	$224	4.0%
Operating leverage ratio (GAAP)	W-M				1.5%
Adjusted operating leverage ratio (non-GAAP)	X-N				3.6%
Efficiency ratio (GAAP)	M/W	61.5%	62.4%
Adjusted efficiency ratio (non-GAAP)	N/X	59.3%	61.4%
Fee income ratio (GAAP)	S/W	34.8%	35.1%
Adjusted fee income ratio (non-GAAP)	T/X	34.7%	34.8%
______
NM - Not Meaningful

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Reconciliation to GAAP Financial Measures

Return Ratios

The tables below provide a calculation of “return on average tangible common stockholders’ equity”. Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity measure. Because tangible common stockholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter Ended
($ amounts in millions)		12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONSOLIDATED
Net income available to common shareholders (GAAP)	A	$390	$548	$359	$398	$319
Average stockholders' equity (GAAP)		$14,605	$15,401	$15,682	$15,848	$16,419
Less:
Average intangible assets (GAAP)		4,947	4,955	5,066	5,076	5,086
Average deferred tax liability related to intangibles (GAAP)		(95)	(97)	(98)	(99)	(126)
Average preferred stock (GAAP)		820	820	820	820	820
Average tangible common stockholders' equity (non-GAAP)	B	$8,933	$9,723	$9,894	$10,051	$10,639
Return on average tangible common stockholders' equity (non-GAAP)*	A/B	17.32%	22.36%	14.54%	16.08%	11.88%

		Quarter Ended
($ amounts in millions)		12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONTINUING OPERATIONS
Net income from continuing operations available to common shareholders (GAAP)	C	$390	$354	$362	$398	$304
Average stockholders' equity (GAAP)(1)		$14,605	$15,401	$15,682	$15,848	$16,419
Less:
Average intangible assets (GAAP)(1)		4,947	4,955	5,066	5,076	5,086
Average deferred tax liability related to intangibles (GAAP)(1)		(95)	(97)	(98)	(99)	(126)
Average preferred stock (GAAP)(1)		820	820	820	820	820
Average tangible common stockholders' equity (non-GAAP)	D	$8,933	$9,723	$9,894	$10,051	$10,639
Return on average tangible common stockholders' equity (non-GAAP)*	C/D	17.33%	14.42%	14.67%	16.08%	11.33%

		Year Ended
($ amounts in millions)		2018	2017
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONSOLIDATED
Net income available to common shareholders (GAAP)	E	$1,695	$1,199
Average stockholders' equity (GAAP)		$15,381	$16,665
Less:
Average intangible assets (GAAP)		5,010	5,103
Average deferred tax liability related to intangibles (GAAP)		(97)	(148)
Average preferred stock (GAAP)		820	820
Average tangible common stockholders' equity (non-GAAP)	F	$9,648	$10,890
Return on average tangible common stockholders' equity (non-GAAP)	E/F	17.57%	11.01%

		Year Ended
($ amounts in millions)		2018	2017
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONTINUING OPERATIONS
Net income from continuing operations available to common shareholders (GAAP)	G	$1,504	$1,177
Average stockholders' equity (GAAP)(1)		$15,381	$16,665
Less:
Average intangible assets (GAAP)(1)		5,010	5,103
Average deferred tax liability related to intangibles (GAAP)(1)		(97)	(148)
Average preferred stock (GAAP)(1)		820	820
Average tangible common stockholders' equity (non-GAAP)	H	$9,648	$10,890
Return on average tangible common stockholders' equity (non-GAAP)	G/H	15.59%	10.80%

______
*Annualized
(1) Due to the immaterial impact of the discontinued operations, the balance sheet has not been presented on a continuing operations basis.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Statements of Discontinued Operations (unaudited)
On April 4, 2018, Regions entered into a stock purchase agreement to sell Regions Insurance Group, Inc. and related affiliates to BB&T Insurance Holdings. The transaction closed on July 2, 2018. The transaction generated an after-tax gain of $196 million.
In connection with the agreement, the results of the entities sold are reported in the Company's consolidated statements of income separately as discontinued operations for all periods presented because the sale met all of the criteria for reporting as discontinuing operations at December 31, 2018.
On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company, Inc. and related affiliates to Raymond James Financial Inc. The sale was closed on April 2, 2012. Regions Investment Management, Inc. (formerly known as Morgan Asset Management, Inc.) and Regions Trust were not included in the sale. The results of the entities sold are reported as discontinued operations.
The following table represents the condensed results of operations for the Regions Insurance Group, Inc. entities being sold as discontinued operations:

	Quarter Ended
($ amounts in millions, except per share data)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Interest income	$—	$1	$—	$—	$—
Interest expense	—	—	—	—	—
Net interest income	—	1	—	—	—
Non-interest income:
Securities gains (losses), net	—	(1)	—	—	3
Insurance commissions and fees	—	—	35	34	36
Gain on sale of business	—	281	—	—	—
Other	—	—	—	—	1
Total non-interest income	—	280	35	34	40
Non-interest expense:
Salaries and employee benefits	—	—	25	24	23
Net occupancy expense	—	—	2	1	1
Furniture and equipment expense	—	—	1	1	1
Other	—	1	8	7	8
Total non-interest expense	—	1	36	33	33
Income (loss) from discontinued operations before income tax	—	280	(1)	1	7
Income tax expense (benefit)	—	84	—	—	(7)
Income (loss) from discontinued operations, net of tax	$—	$196	$(1)	$1	$14

The following tables represents the condensed results of operations for both the Regions Insurance Group, Inc entities being sold and Morgan Keegan and Company, Inc. and related affiliates as discontinued operations:

	Quarter Ended
($ amounts in millions, except per share data)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Income (loss) from discontinued operations before income tax	$—	$274	$(3)	$—	$6
Income tax expense (benefit)	—	80	—	—	(9)
Income (loss) from discontinued operations, net of tax	$—	$194	$(3)	$—	$15
Weighted-average shares outstanding—during quarter (1):
Basic	1,035	1,086	1,119	1,127	1,152
Diluted	1,043	1,095	1,119	1,141	1,164
Earnings (loss) per common share from discontinued operations:
Basic	$0.00	$0.18	$(0.00)	$0.00	$0.01
Diluted	$0.00	$0.18	$(0.00)	$0.00	$0.01

	Year Ended December 31
($ amounts in millions, except per share data)	2018	2017
Income (loss) from discontinued operations before income tax	$271	$19
Income tax expense (benefit)	80	(3)
Income (loss) from discontinued operations, net of tax	$191	$22
Weighted-average shares outstanding—during year (1):
Basic	1,092	1,186
Diluted	1,102	1,198
Earnings (loss) per common share from discontinued operations:
Basic	$0.18	$0.02
Diluted	$0.17	$0.02
________

(1)	In a period where there is a loss from discontinued operations, basic and diluted weighted-average common shares outstanding are the same.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Components:
Allowance for loan losses (ALL)	$840	$840	$838	$840	$934
Reserve for unfunded credit commitments	51	50	48	49	53
Allowance for credit losses (ACL)	$891	$890	$886	$889	$987

Provision (credit) for loan losses	$95	$84	$60	$(10)	$(44)
Provision (credit) for unfunded credit losses	1	2	(1)	(4)	(6)

Loans charged-off:
Commercial and industrial	$39	$37	$29	$25	$35
Commercial real estate mortgage—owner-occupied	4	4	5	5	2
Total commercial	43	41	34	30	37
Commercial investor real estate mortgage	—	1	—	8	—
Commercial investor real estate construction	—	—	—	—	—
Total investor real estate	—	1	—	8	—
Residential first mortgage	2	3	1	8	2
Home equity—lines of credit	8	6	6	5	7
Home equity—closed-end	2	1	2	1	2
Indirect—vehicles	9	8	9	12	11
Indirect—other consumer	15	11	10	12	12
Consumer credit card	16	14	15	16	14
Other consumer	24	22	18	20	20
Total consumer	76	65	61	74	68
Total	119	107	95	112	105

Recoveries of loans previously charged-off:
Commercial and industrial	9	8	12	8	11
Commercial real estate mortgage—owner-occupied	2	2	2	2	3
Total commercial	11	10	14	10	14
Commercial investor real estate mortgage	1	1	1	2	13
Commercial investor real estate construction	1	1	1	—	—
Total investor real estate	2	2	2	2	13
Residential first mortgage	1	1	3	1	1
Home equity—lines of credit	3	3	4	3	5
Home equity—closed-end	1	1	1	1	1
Indirect—vehicles	3	3	4	5	4
Indirect—other consumer	—	—	—	—	1
Consumer credit card	1	2	2	2	1
Other consumer	2	3	3	4	2
Total consumer	11	13	17	16	15
Total	24	25	33	28	42

Net loans charged-off:
Commercial and industrial	30	29	17	17	24
Commercial real estate mortgage—owner-occupied	2	2	3	3	(1)
Total commercial	32	31	20	20	23
Commercial investor real estate mortgage	(1)	—	(1)	6	(13)
Commercial investor real estate construction	(1)	(1)	(1)	—	—
Total investor real estate	(2)	(1)	(2)	6	(13)
Residential first mortgage	1	2	(2)	7	1
Home equity—lines of credit	5	3	2	2	2
Home equity—closed-end	1	—	1	—	1
Indirect—vehicles	6	5	5	7	7
Indirect—other consumer	15	11	10	12	11
Consumer credit card	15	12	13	14	13
Other consumer	22	19	15	16	18
Total consumer	65	52	44	58	53
Total	$95	$82	$62	$84	$63

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Credit Quality (continued)

	As of and for Quarter Ended
($ amounts in millions)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.32%	0.31%	0.18%	0.18%	0.27%
Commercial real estate mortgage—owner-occupied	0.16%	0.16%	0.17%	0.20%	(0.06)%
Total commercial	0.29%	0.28%	0.18%	0.19%	0.22%
Commercial investor real estate mortgage	(0.06)%	(0.04)%	(0.10)%	0.65%	(1.26)%
Commercial investor real estate construction	(0.12)%	(0.23)%	(0.25)%	(0.04)%	(0.16)%
Total investor real estate	(0.07)%	(0.10)%	(0.15)%	0.43%	(0.90)%
Residential first mortgage	0.04%	0.04%	(0.05)%	0.21%	0.04%
Home equity—lines of credit	0.35%	0.17%	0.15%	0.10%	0.15%
Home equity—closed-end	0.10%	(0.03)%	0.11%	0.05%	0.01%
Indirect—vehicles	0.71%	0.62%	0.66%	0.83%	0.94%
Indirect—other consumer	2.58%	2.23%	2.46%	2.98%	3.03%
Consumer credit card	4.16%	3.97%	4.22%	4.49%	3.97%
Other consumer	7.23%	6.26%	5.08%	5.86%	5.77%
Total consumer	0.80%	0.65%	0.58%	0.75%	0.66%
Total	0.46%	0.40%	0.32%	0.42%	0.31%
Non-accrual loans, excluding loans held for sale	$496	$539	$595	$601	$650
Non-performing loans held for sale	10	15	10	8	17
Non-accrual loans, including loans held for sale	506	554	605	609	667
Foreclosed properties	52	58	61	66	73
Non-marketable investments received in foreclosure	8	12	—	—	—
Non-performing assets (NPAs)	$566	$624	$666	$675	$740
Loans past due > 90 days (1)	$143	$137	$129	$138	$167
Accruing restructured loans not included in categories above (2)	$488	$600	$590	$721	$945
Credit Ratios:
ACL/Loans, net	1.07%	1.09%	1.10%	1.11%	1.23%
ALL/Loans, net	1.01%	1.03%	1.04%	1.05%	1.17%
Allowance for loan losses to non-performing loans, excluding loans held for sale	169%	156%	141%	140%	144%
Non-accrual loans, excluding loans held for sale/Loans, net	0.60%	0.66%	0.74%	0.75%	0.81%
NPAs (ex. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.68%	0.76%	0.83%	0.85%	0.92%
NPAs (inc. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (1)	0.85%	0.93%	0.99%	1.02%	1.13%

(1)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 20 for amounts related to these loans.

(2)	See page 21 for detail of restructured loans.

Allowance for Credit Losses
	Year Ended December 31
($ amounts in millions)	2018	2017
Balance at beginning of year	$987	$1,160
Net loans charged off	(323)	(307)
Provision for loan losses	229	150
Provision (credit) for unfunded credit losses	(2)	(16)
Balance at end of year	$891	$987

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Credit Quality (continued)

Adjusted Net Charge-offs and Ratios (non-GAAP)
Select calculations for annualized net charge-offs as a percentage of average loans (GAAP) are presented in the table below. During the first quarter of 2018, Regions made the strategic decision to sell certain primarily performing troubled debt restructured, as well as, certain non-restructured interest-only residential first mortgage loans. These loans were marked down to fair value through net charge-offs. Management believes that excluding the incremental increase to net charge-offs from the affected net charge-off ratios to arrive at an adjusted net charge-off ratio (non-GAAP) will assist investors in analyzing the Company's credit quality performance as well as provide a better basis from which to predict future performance. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP.

		Quarter Ended					Year Ended
($ amounts in millions)		12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Residential first mortgage net charge-offs (GAAP)	A	$1	$2	$(2)	$7	$1	$8	$7
Less: Net charge-offs associated with TDR sale		—	—	—	5	—	5	—
Adjusted residential first mortgage net charge-offs (non-GAAP)	B	$1	$2	$(2)	$2	$1	$3	$7
Total consumer net charge-offs (GAAP)	C	$65	$52	$44	$58	$53	$219	$194
Less: Net charge-offs associated with TDR sale		—	—	—	5	—	5	—
Adjusted total consumer net charge-offs (non-GAAP)	D	$65	$52	$44	$53	$53	$214	$194
Total net charge-offs (GAAP)	E	$95	$82	$62	$84	$63	$323	$307
Less: Net charge-offs associated with TDR sale		—	—	—	5	—	5	—
Adjusted total net charge-offs (non-GAAP)	F	$95	$82	$62	$79	$63	$318	$307
Average residential first mortgage loans (GAAP)	G	$14,230	$14,162	$13,980	$13,977	$13,954	$14,088	$13,719
Add: Average balances of residential first mortgage loans sold		—	—	—	90	—	214	—
Average residential first mortgage loans adjusted for residential first mortgage loans sold (non-GAAP)	H	$14,230	$14,162	$13,980	$14,067	$13,954	$14,302	$13,719
Average total consumer loans (GAAP)	I	$31,476	$31,409	$31,177	$31,272	$31,367	$31,334	$31,268
Add: Average balances of residential first mortgage loans sold		—	—	—	90	—	214	—
Average total consumer loans adjusted for residential first mortgage loans sold (non-GAAP)	J	$31,476	$31,409	$31,177	$31,362	$31,367	$31,548	$31,268
Average total loans (GAAP)	K	$81,873	$81,022	$79,957	$79,891	$79,523	$80,692	$79,846
Add: Average balances of residential first mortgage loans sold		—	—	—	90	—	214	—
Average total loans adjusted for residential first mortgage loans sold (non-GAAP)	L	$81,873	$81,022	$79,957	$79,981	$79,523	$80,906	$79,846
Residential first mortgage net charge-off percentage (GAAP)*	A/G	0.04%	0.04%	(0.05)%	0.21%	0.04%	0.06%	0.05%
Adjusted residential first mortgage net charge-off percentage (non-GAAP)*	B/H	0.04%	0.04%	(0.05)%	0.06%	0.04%	0.02%	0.05%
Total consumer net charge-off percentage (GAAP)*	C/I	0.80%	0.65%	0.58%	0.75%	0.66%	0.70%	0.62%
Adjusted total consumer net charge-off percentage (non-GAAP)*	D/J	0.80%	0.65%	0.58%	0.69%	0.66%	0.68%	0.62%
Total net charge-off percentage (GAAP)*	E/K	0.46%	0.40%	0.32%	0.42%	0.31%	0.40%	0.38%
Adjusted total net charge-off percentage (non-GAAP)*	F/L	0.46%	0.40%	0.32%	0.40%	0.31%	0.39%	0.38%

*Annualized

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Non-Accrual Loans (excludes loans held for sale)

	As of
($ amounts in millions)	12/31/2018		9/30/2018		6/30/2018		3/31/2018		12/31/2017
Commercial and industrial	$307	0.78%	$341	0.90%	$384	1.04%	$364	0.99%	$404	1.12%
Commercial real estate mortgage—owner-occupied	67	1.21%	80	1.36%	98	1.63%	102	1.69%	118	1.90%
Commercial real estate construction—owner-occupied	8	2.16%	8	2.41%	5	1.66%	5	1.68%	6	1.89%
Total commercial	382	0.85%	429	0.97%	487	1.12%	471	1.09%	528	1.24%
Commercial investor real estate mortgage	11	0.22%	2	0.04%	4	0.10%	14	0.36%	5	0.13%
Commercial investor real estate construction	—	—%	—	—%	—	—%	—	—%	1	0.02%
Total investor real estate	11	0.16%	2	0.04%	4	0.06%	14	0.25%	6	0.10%
Residential first mortgage	40	0.28%	42	0.29%	38	0.27%	47	0.34%	47	0.33%
Home equity	63	0.68%	66	0.71%	66	0.68%	69	0.70%	69	0.68%
Total consumer	103	0.33%	108	0.34%	104	0.33%	116	0.37%	116	0.37%
Total non-accrual loans	$496	0.60%	$539	0.66%	$595	0.74%	$601	0.75%	$650	0.81%

Criticized and Classified Loans—Business Services (1)

	As of
						12/31/2018		12/31/2018
($ amounts in millions)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	vs. 9/30/2018		vs. 12/31/2017
Accruing classified	$590	$550	$560	$813	$915	$40	7.3%	$(325)	(35.5)%
Non-accruing classified	393	431	491	485	534	(38)	(8.8)%	(141)	(26.4)%
Total classified	983	981	1,051	1,298	1,449	2	0.2%	(466)	(32.2)%

Special mention	939	1,048	857	925	1,007	(109)	(10.4)%	(68)	(6.8)%
Total criticized	$1,922	$2,029	$1,908	$2,223	$2,456	$(107)	(5.3)%	$(534)	(21.7)%

(1)	Business services represents the combined total of commercial and investor real estate loans.

Home Equity Lines of Credit - Future Principal Payment Resets (2)

	As of 12/31/2018
($ amounts in millions)	First Lien	% of Total	Second Lien	% of Total	Total
2019	$50	0.85%	$47	0.81%	$97
2020	109	1.85%	81	1.37%	190
2021	128	2.18%	112	1.91%	240
2022	140	2.39%	132	2.24%	272
2023	172	2.94%	161	2.74%	333
2024-2028	2,401	40.90%	2,280	38.84%	4,681
2029-2033	34	0.57%	22	0.38%	56
Thereafter	1	0.01%	1	0.02%	2
Total	$3,035	51.69%	$2,836	48.31%	$5,871

(2)
The balance of Regions' home equity portfolio was $9,257 million at December 31, 2018 consisting of $5,871 million of home equity lines of credit and $3,386 million of closed-end home equity loans. The home equity lines of credit presented in the table above are based on maturity date for lines with a balloon payment and draw period expiration date for lines that convert to a repayment period. The closed-end loans were primarily originated as amortizing loans, and were therefore excluded from the table above.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions)	12/31/2018		9/30/2018		6/30/2018		3/31/2018		12/31/2017
Commercial and industrial (3)	$102	0.26%	$45	0.12%	$18	0.05%	$70	0.19%	$35	0.10%
Commercial real estate mortgage—owner-occupied	19	0.34%	18	0.31%	16	0.28%	28	0.46%	26	0.41%
Commercial real estate construction—owner-occupied	—	—%	—	—%	3	0.84%	—	—%	—	0.07%
Total commercial	121	0.27%	63	0.14%	37	0.08%	98	0.23%	61	0.14%
Commercial investor real estate mortgage	6	0.12%	6	0.13%	6	0.14%	1	0.02%	2	0.05%
Commercial investor real estate construction	—	—%	—	—%	—	0.01%	29	1.61%	—	—%
Total investor real estate	6	0.09%	6	0.09%	6	0.10%	30	0.54%	2	0.03%
Residential first mortgage—non-guaranteed (1)	101	0.73%	89	0.65%	82	0.60%	89	0.66%	135	0.99%
Home equity	73	0.78%	77	0.81%	77	0.79%	84	0.85%	80	0.79%
Indirect—vehicles	51	1.69%	51	1.64%	49	1.51%	49	1.47%	61	1.84%
Indirect—other consumer	20	0.85%	16	0.76%	11	0.59%	13	0.78%	14	0.96%
Consumer credit card	21	1.58%	19	1.50%	16	1.32%	17	1.33%	18	1.40%
Other consumer	20	1.60%	20	1.62%	16	1.40%	15	1.32%	17	1.41%
Total consumer (1)	286	0.92%	272	0.88%	251	0.82%	267	0.87%	325	1.05%
Total accruing 30-89 days past due loans (1)	$413	0.50%	$341	0.42%	$294	0.37%	$395	0.50%	$388	0.49%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions)	12/31/2018		9/30/2018		6/30/2018		3/31/2018		12/31/2017
Commercial and industrial	$8	0.02%	$4	0.01%	$4	0.01%	$5	0.01%	$4	0.01%
Commercial real estate mortgage—owner-occupied	—	—%	2	0.02%	1	0.01%	1	0.01%	1	0.02%
Total commercial	8	0.02%	6	0.01%	5	0.01%	6	0.01%	5	0.01%
Commercial investor real estate mortgage	—	—%	—	—%	—	—%	—	—%	1	0.02%
Total investor real estate	—	—%	—	—%	—	—%	—	—%	1	0.02%
Residential first mortgage—non-guaranteed (2)	66	0.47%	61	0.44%	63	0.46%	69	0.52%	92	0.67%
Home equity	34	0.37%	39	0.42%	31	0.32%	33	0.33%	37	0.36%
Indirect—vehicles	9	0.28%	9	0.28%	8	0.24%	8	0.25%	9	0.27%
Indirect—other consumer	1	0.06%	1	0.03%	—	—%	—	—%	—	—%
Consumer credit card	20	1.48%	17	1.36%	17	1.31%	17	1.40%	19	1.45%
Other consumer	5	0.42%	4	0.32%	5	0.36%	5	0.40%	4	0.35%
Total consumer (2)	135	0.43%	131	0.42%	124	0.40%	132	0.43%	161	0.52%
Total accruing 90+ days past due loans (2)	$143	0.17%	$137	0.17%	$129	0.16%	$138	0.17%	$167	0.21%

Total delinquencies (1) (2)	$556	0.67%	$478	0.59%	$423	0.53%	$533	0.67%	$555	0.70%

(1)
Excludes loans that are 100% guaranteed by FHA. Total 30-89 days past due guaranteed loans excluded were $37 million at 12/31/2018, $36 million at 9/30/2018, $28 million at 6/30/2018, $31 million at 3/31/2018, $45 million at 12/31/2017.

(2)
Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $84 million at 12/31/2018, $83 million at 9/30/2018, $105 million at 6/30/2018, $127 million at 3/31/2018, and $124 million at 12/31/2017.

(3)	The increase in the fourth quarter of 2018, as compared to the third quarter of 2018, related primarily to one large commercial loan that was subsequently resolved in January 2019.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Troubled Debt Restructurings

	As of
($ amounts in millions)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Current:
Commercial	$103	$169	$157	$197	$215
Investor real estate	13	44	35	54	90
Residential first mortgage	139	143	134	131	318
Home equity	179	188	206	221	233
Consumer credit card	1	1	1	1	1
Other consumer	5	6	6	7	8
Total current	440	551	539	611	865
Accruing 30-89 DPD:
Commercial	5	1	1	36	17
Investor real estate	1	5	5	29	—
Residential first mortgage	31	28	31	31	50
Home equity	10	15	13	13	12
Other consumer	1	—	1	1	1
Total accruing 30-89 DPD	48	49	51	110	80
Total accruing and <90 DPD	488	600	590	721	945
Non-accrual or 90+ DPD:
Commercial	183	195	178	194	115
Investor real estate	5	—	1	10	1
Residential first mortgage	38	42	44	57	69
Home equity	15	15	14	14	14
Total non-accrual or 90+DPD	241	252	237	275	199
Total TDRs - Loans	$729	$852	$827	$996	$1,144
TDRs - Held For Sale	5	6	11	7	13
Total TDRs	$734	$858	$838	$1,003	$1,157

Total TDRs - Loans by Portfolio
	As of
($ amounts in millions)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Total commercial TDRs	$291	$365	$336	$427	$347
Total investor real estate TDRs	19	49	41	93	91
Total consumer TDRs	419	438	450	476	706
Total TDRs - Loans	$729	$852	$827	$996	$1,144

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Assets:
Cash and due from banks	$2,018	$1,911	$1,844	$1,766	$2,012
Interest-bearing deposits in other banks	1,520	1,584	2,442	1,419	1,899
Federal funds sold and securities purchased under agreements to resell	—	—	—	—	70
Debt securities held to maturity	1,482	1,524	1,568	1,611	1,658
Debt securities available for sale	22,729	22,671	22,935	23,085	23,403
Loans held for sale	304	331	490	452	348
Loans, net of unearned income	83,152	81,821	80,478	79,822	79,947
Allowance for loan losses	(840)	(840)	(838)	(840)	(934)
Net loans	82,312	80,981	79,640	78,982	79,013
Other earning assets	1,719	1,801	1,672	1,640	1,891
Premises and equipment, net	2,045	2,051	2,050	2,065	2,064
Interest receivable	375	360	347	328	337
Goodwill	4,829	4,829	4,904	4,904	4,904
Residential mortgage servicing rights at fair value (MSRs)	418	406	362	356	336
Other identifiable intangible assets	115	122	156	167	177
Other assets	5,822	6,007	6,147	6,138	6,182
Total assets	$125,688	$124,578	$124,557	$122,913	$124,294
Liabilities and stockholders’ equity:
Deposits:
Non-interest-bearing	$35,053	$35,354	$36,055	$36,935	$36,127
Interest-bearing	59,438	57,901	59,228	60,055	60,762
Total deposits	94,491	93,255	95,283	96,990	96,889
Borrowed funds:
Short-term borrowings:
Other short-term borrowings	1,600	3,250	1,400	—	500
Total short-term borrowings	1,600	3,250	1,400	—	500
Long-term borrowings	12,424	11,178	9,890	7,949	8,132
Total borrowed funds	14,024	14,428	11,290	7,949	8,632
Other liabilities	2,083	2,125	2,207	2,108	2,581
Total liabilities	110,598	109,808	108,780	107,047	108,102
Stockholders’ equity:
Preferred stock, non-cumulative perpetual	820	820	820	820	820
Common stock	11	11	12	12	12
Additional paid-in capital	13,766	14,122	15,389	15,639	15,858
Retained earnings	2,828	2,582	2,182	1,923	1,628
Treasury stock, at cost	(1,371)	(1,371)	(1,371)	(1,377)	(1,377)
Accumulated other comprehensive income (loss), net	(964)	(1,394)	(1,255)	(1,151)	(749)
Total stockholders’ equity	15,090	14,770	15,777	15,866	16,192
Total liabilities and stockholders’ equity	$125,688	$124,578	$124,557	$122,913	$124,294
_________
Note - In the first quarter of 2018, the Company adopted new accounting guidance which resulted in trading account assets and equity securities available for sale being reclassified to other earning assets. All prior period amounts have been revised.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

End of Period Loans

	As of
						12/31/2018		12/31/2018
($ amounts in millions)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	vs 9/30/2018		vs. 12/31/2017
Commercial and industrial (1)	$39,282	$38,036	$37,079	$36,787	$36,115	$1,246	3.3%	$3,167	8.8%
Commercial real estate mortgage—owner-occupied (2)	5,549	5,943	6,006	6,044	6,193	(394)	(6.6)%	(644)	(10.4)%
Commercial real estate construction—owner-occupied	384	326	304	306	332	58	17.8%	52	15.7%
Total commercial	45,215	44,305	43,389	43,137	42,640	910	2.1%	2,575	6.0%
Commercial investor real estate mortgage (2)	4,650	4,205	3,882	3,742	4,062	445	10.6%	588	14.5%
Commercial investor real estate construction	1,786	1,838	1,879	1,845	1,772	(52)	(2.8)%	14	0.8%
Total investor real estate	6,436	6,043	5,761	5,587	5,834	393	6.5%	602	10.3%
Total business	51,651	50,348	49,150	48,724	48,474	1,303	2.6%	3,177	6.6%
Residential first mortgage (3)	14,276	14,220	14,111	13,892	14,061	56	0.4%	215	1.5%
Home equity—lines of credit (4)	5,871	5,993	6,165	6,355	6,571	(122)	(2.0)%	(700)	(10.7)%
Home equity—closed-end (5)	3,386	3,442	3,514	3,561	3,593	(56)	(1.6)%	(207)	(5.8)%
Indirect—vehicles	2,445	2,429	2,377	2,326	2,184	16	0.7%	261	12.0%
Indirect—vehicles third-party	608	717	842	984	1,142	(109)	(15.2)%	(534)	(46.8)%
Indirect—other consumer	2,349	2,179	1,889	1,611	1,467	170	7.8%	882	60.1%
Consumer credit card	1,345	1,273	1,264	1,237	1,290	72	5.7%	55	4.3%
Other consumer	1,221	1,220	1,166	1,132	1,165	1	0.1%	56	4.8%
Total consumer	31,501	31,473	31,328	31,098	31,473	28	0.1%	28	0.1%
Total Loans	$83,152	$81,821	$80,478	$79,822	$79,947	$1,331	1.6%	$3,205	4.0%
_______

(1)	As of December 31, 2018, approximately $263 million of purchasing card balances previously recognized in other assets were reclassified to commercial and industrial loans.

(2)
As of December 31, 2018, approximately $345 million of senior assisted living balances were reclassified from commercial real estate mortgage—owner-occupied to commercial investor real estate mortgage. The reclassification had a negligible impact on average balances.

(3)
Regions sold $254 million of residential first mortgage loans during the first quarter of 2018. The loans sold consisted primarily of performing troubled debt restructured loans, as well as certain non-restructured interest-only loans.

(4)	The balance of Regions' home equity lines of credit consists of $3,035 million of first lien and $2,836 million of second lien at 12/31/2018.

(5)	The balance of Regions' closed-end home equity loans consists of $3,079 million of first lien and $307 million of second lien at 12/31/2018.

	As of
End of Period Loans by Percentage	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Commercial and industrial	47.2%	46.5%	46.1%	46.1%	45.2%
Commercial real estate mortgage—owner-occupied	6.7%	7.3%	7.5%	7.6%	7.7%
Commercial real estate construction—owner-occupied	0.5%	0.4%	0.4%	0.4%	0.4%
Total commercial	54.4%	54.2%	54.0%	54.1%	53.3%
Commercial investor real estate mortgage	5.6%	5.1%	4.8%	4.7%	5.1%
Commercial investor real estate construction	2.1%	2.2%	2.3%	2.3%	2.2%
Total investor real estate	7.7%	7.3%	7.1%	7.0%	7.3%
Total business	62.1%	61.5%	61.1%	61.1%	60.6%
Residential first mortgage	17.2%	17.4%	17.5%	17.4%	17.6%
Home equity—lines of credit	7.1%	7.3%	7.7%	8.0%	8.2%
Home equity—closed-end	4.1%	4.2%	4.4%	4.5%	4.5%
Indirect—vehicles	2.9%	3.0%	3.0%	2.9%	2.7%
Indirect—vehicles third-party	0.7%	0.9%	1.0%	1.2%	1.4%
Indirect—other consumer	2.8%	2.6%	2.3%	2.0%	1.9%
Consumer credit card	1.6%	1.6%	1.6%	1.5%	1.6%
Other consumer	1.5%	1.5%	1.4%	1.4%	1.5%
Total consumer	37.9%	38.5%	38.9%	38.9%	39.4%
Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Average Balances of Loans

	Average Balances
($ amounts in millions)	4Q18	3Q18	2Q18	1Q18	4Q17	4Q18 vs. 3Q18		4Q18 vs. 4Q17
Commercial and industrial	$38,111	$37,410	$36,874	$36,464	$35,689	$701	1.9%	$2,422	6.8%
Commercial real estate mortgage—owner-occupied	5,847	6,000	6,017	6,117	6,208	(153)	(2.6)%	(361)	(5.8)%
Commercial real estate construction—owner-occupied	349	311	298	318	335	38	12.2%	14	4.2%
Total commercial	44,307	43,721	43,189	42,899	42,232	586	1.3%	2,075	4.9%
Commercial investor real estate mortgage	4,275	4,083	3,724	3,883	3,986	192	4.7%	289	7.3%
Commercial investor real estate construction	1,815	1,809	1,867	1,837	1,938	6	0.3%	(123)	(6.3)%
Total investor real estate	6,090	5,892	5,591	5,720	5,924	198	3.4%	166	2.8%
Total business	50,397	49,613	48,780	48,619	48,156	784	1.6%	2,241	4.7%
Residential first mortgage	14,230	14,162	13,980	13,977	13,954	68	0.5%	276	2.0%
Home equity—lines of credit	5,924	6,068	6,259	6,465	6,625	(144)	(2.4)%	(701)	(10.6)%
Home equity—closed-end	3,411	3,475	3,533	3,576	3,581	(64)	(1.8)%	(170)	(4.7)%
Indirect—vehicles	2,451	2,414	2,351	2,248	2,177	37	1.5%	274	12.6%
Indirect—vehicles third-party	658	776	909	1,061	1,223	(118)	(15.2)%	(565)	(46.2)%
Indirect—other consumer	2,287	2,042	1,743	1,531	1,400	245	12.0%	887	63.4%
Consumer credit card	1,298	1,271	1,245	1,257	1,238	27	2.1%	60	4.8%
Other consumer	1,217	1,201	1,157	1,157	1,169	16	1.3%	48	4.1%
Total consumer	31,476	31,409	31,177	31,272	31,367	67	0.2%	109	0.3%
Total loans	$81,873	$81,022	$79,957	$79,891	$79,523	$851	1.1%	$2,350	3.0%
Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of the first quarter 2018 residential first mortgage loan sale and the indirect vehicles third-party exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
($ amounts in millions)	4Q18	3Q18	2Q18	1Q18	4Q17	4Q18 vs. 3Q18		4Q18 vs. 4Q17
Total consumer loans	$31,476	$31,409	$31,177	$31,272	$31,367	$67	0.2%	$109	0.3%
Less: Balances of residential first mortgage loans sold(1)	—	—	—	164	254	—	NM	(254)	(100.0)%
Less: Indirect—vehicles third-party	658	776	909	1,061	1,223	(118)	(15.2)%	(565)	(46.2)%
Adjusted total consumer loans (non-GAAP)	$30,818	$30,633	$30,268	$30,047	$29,890	$185	0.6%	$928	3.1%
Total loans	$81,873	$81,022	$79,957	$79,891	$79,523	851	1.1%	2,350	3.0%
Less: Balances of residential first mortgage loans sold(1)	—	—	—	164	254	—	NM	(254)	(100.0)%
Less: Indirect—vehicles third-party	658	776	909	1,061	1,223	(118)	(15.2)%	(565)	(46.2)%
Adjusted total loans (non-GAAP)	$81,215	$80,246	$79,048	$78,666	$78,046	$969	1.2%	$3,169	4.1%
________
(1) Adjustments to average loan balances assume a simple day-weighted average impact for the first quarter of 2018, and are equal to the ending balance of the residential first mortgage loans sold for the prior periods.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Average Balances of Loans (continued)

	Average Balances
	Year Ended December 31
($ amounts in millions)	2018	2017	2018 vs. 2017
Commercial and industrial	$37,220	$35,514	$1,706	4.8%
Commercial real estate mortgage—owner-occupied	5,995	6,492	(497)	(7.7)%
Commercial real estate construction—owner-occupied	319	345	(26)	(7.5)%
Total commercial	43,534	42,351	1,183	2.8%
Commercial investor real estate mortgage	3,992	4,128	(136)	(3.3)%
Commercial investor real estate construction	1,832	2,099	(267)	(12.7)%
Total investor real estate	5,824	6,227	(403)	(6.5)%
Total business	49,358	48,578	780	1.6%
Residential first mortgage	14,088	13,719	369	2.7%
Home equity—lines of credit	6,177	6,861	(684)	(10.0)%
Home equity—closed-end	3,498	3,544	(46)	(1.3)%
Indirect—vehicles	2,367	2,143	224	10.5%
Indirect—vehicles third-party	850	1,517	(667)	(44.0)%
Indirect—other consumer	1,903	1,150	753	65.5%
Consumer credit card	1,268	1,192	76	6.4%
Other consumer	1,183	1,142	41	3.6%
Total consumer	31,334	31,268	66	0.2%
Total Loans	$80,692	$79,846	$846	1.1%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of the first quarter 2018 residential first mortgage loan sale and the indirect vehicles third-party exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
	Year Ended December 31
($ amounts in millions)	2018	2017	2018 vs. 2017
Total consumer loans	$31,334	$31,268	$66	0.2%
Less: Balances of residential first mortgage loans sold(1)	40	254	(214)	(84.3)%
Less: Indirect—vehicles third-party	850	1,517	(667)	(44.0)%
Adjusted total consumer loans (non-GAAP)	$30,444	$29,497	$947	3.2%
Total Loans	$80,692	$79,846	$846	1.1%
Less: Balances of residential first mortgage loans sold(1)	40	254	(214)	(84.3)%
Less: Indirect—vehicles third-party	850	1,517	(667)	(44.0)%
Adjusted total loans (non-GAAP)	$79,802	$78,075	$1,727	2.2%
________
(1) Adjustments to average loan balances assume a simple day-weighted average impact for the year ended December 31, 2018, and are equal to the ending balance of the residential first mortgage loans sold for the prior periods.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

End of Period Deposits

	As of
						12/31/2018		12/31/2018
($ amounts in millions)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	vs. 9/30/2018		vs. 12/31/2017
Customer Deposits
Interest-free deposits	$35,053	$35,354	$36,055	$36,935	$36,127	$(301)	(0.9)%	$(1,074)	(3.0)%
Interest-bearing checking	19,175	18,586	19,403	19,916	20,161	589	3.2%	(986)	(4.9)%
Savings	8,788	8,900	8,971	8,983	8,413	(112)	(1.3)%	375	4.5%
Money market—domestic	24,111	23,896	24,255	24,478	25,306	215	0.9%	(1,195)	(4.7)%
Money market—foreign	—	—	—	18	23	—	—%	(23)	(100.0)%
Low-cost deposits	87,127	86,736	88,684	90,330	90,030	391	0.5%	(2,903)	(3.2)%
Time deposits	7,364	6,519	6,599	6,660	6,859	845	13.0%	505	7.4%
Total Deposits	$94,491	$93,255	$95,283	$96,990	$96,889	$1,236	1.3%	$(2,398)	(2.5)%

	As of
						12/31/2018		12/31/2018
($ amounts in millions)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	vs. 9/30/2018		vs. 12/31/2017
Consumer Bank Segment	$57,575	$57,939	$58,713	$59,266	$57,475	$(364)	(0.6)%	$100	0.2%
Corporate Bank Segment	27,748	26,002	26,873	27,569	28,023	1,746	6.7%	(275)	(1.0)%
Wealth Management Segment	8,072	8,018	8,334	8,702	9,162	54	0.7%	(1,090)	(11.9)%
Other (1)	1,096	1,296	1,363	1,453	2,229	(200)	(15.4)%	(1,133)	(50.8)%
Total Deposits	$94,491	$93,255	$95,283	$96,990	$96,889	$1,236	1.3%	$(2,398)	(2.5)%

	As of
						12/31/2018		12/31/2018
($ amounts in millions)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	vs. 9/30/2018		vs. 12/31/2017
Wealth Management - Private Wealth	$7,204	$7,035	$7,248	$7,581	$7,953	$169	2.4%	$(749)	(9.4)%
Wealth Management - Institutional Services	868	983	1,086	1,121	1,209	(115)	(11.7)%	(341)	(28.2)%
Total Wealth Management Segment Deposits	$8,072	$8,018	$8,334	$8,702	$9,162	$54	0.7%	$(1,090)	(11.9)%

					As of
End of Period Deposits by Percentage					12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Customer Deposits
Interest-free deposits					37.1%	37.9%	37.8%	38.1%	37.3%
Interest-bearing checking					20.3%	19.9%	20.4%	20.5%	20.8%
Savings					9.3%	9.6%	9.4%	9.3%	8.7%
Money market—domestic					25.5%	25.6%	25.5%	25.2%	26.1%
Money market—foreign					—%	—%	—%	—%	—%
Low-cost deposits					92.2%	93.0%	93.1%	93.1%	92.9%
Time deposits					7.8%	7.0%	6.9%	6.9%	7.1%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Consists primarily of brokered deposits.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Average Balances of Deposits

	Average Balances
($ amounts in millions)	4Q18	3Q18	2Q18	1Q18	4Q17	4Q18 vs. 3Q18		4Q18 vs. 4Q17
Customer Deposits
Interest-free deposits	$35,169	$35,414	$35,811	$35,464	$36,742	$(245)	(0.7)%	$(1,573)	(4.3)%
Interest-bearing checking	18,295	18,924	19,534	19,935	19,261	(629)	(3.3)%	(966)	(5.0)%
Savings	8,827	8,928	8,981	8,615	8,378	(101)	(1.1)%	449	5.4%
Money market—domestic	23,850	24,046	24,225	24,580	25,716	(196)	(0.8)%	(1,866)	(7.3)%
Money market—foreign	—	—	10	21	28	—	—%	(28)	(100.0)%
Low-cost deposits	86,141	87,312	88,561	88,615	90,125	(1,171)	(1.3)%	(3,984)	(4.4)%
Time deposits	6,879	6,522	6,632	6,787	6,935	357	5.5%	(56)	(0.8)%
Total Customer Deposits	93,020	93,834	95,193	95,402	97,060	(814)	(0.9)%	(4,040)	(4.2)%
Corporate treasury deposits	139	108	60	26	—	31	28.7%	139	NM
Total Deposits	$93,159	$93,942	$95,253	$95,428	$97,060	$(783)	(0.8)%	$(3,901)	(4.0)%

	Average Balances
($ amounts in millions)	4Q18	3Q18	2Q18	1Q18	4Q17	4Q18 vs. 3Q18		4Q18 vs. 4Q17
Consumer Bank Segment	$57,366	$57,684	$58,152	$57,146	$56,921	$(318)	(0.6)%	$445	0.8%
Corporate Bank Segment	26,323	26,563	27,160	27,672	28,362	(240)	(0.9)%	(2,039)	(7.2)%
Wealth Management Segment	8,027	8,235	8,528	8,942	9,163	(208)	(2.5)%	(1,136)	(12.4)%
Other (1)	1,443	1,460	1,413	1,668	2,614	(17)	(1.2)%	(1,171)	(44.8)%
Total Deposits	$93,159	$93,942	$95,253	$95,428	$97,060	$(783)	(0.8)%	$(3,901)	(4.0)%

	Average Balances
($ amounts in millions)	4Q18	3Q18	2Q18	1Q18	4Q17	4Q18 vs. 3Q18		4Q18 vs. 4Q17
Wealth Management - Private Wealth	$7,084	$7,250	$7,430	$7,765	$7,798	$(166)	(2.3)%	$(714)	(9.2)%
Wealth Management - Institutional Services	943	985	1,098	1,177	1,365	(42)	(4.3)%	(422)	(30.9)%
Total Wealth Management Segment Deposits	$8,027	$8,235	$8,528	$8,942	$9,163	$(208)	(2.5)%	$(1,136)	(12.4)%

	Average Balances
	Year Ended December 31
($ amounts in millions)	2018	2017	2018 vs. 2017
Customer Deposits
Interest-free deposits	$35,464	$36,262	$(798)	(2.2)%
Interest-bearing checking	19,167	19,294	(127)	(0.7)%
Savings	8,838	8,284	554	6.7%
Money market—domestic	24,173	26,420	(2,247)	(8.5)%
Money market—foreign	8	78	(70)	(89.7)%
Low-cost deposits	87,650	90,338	(2,688)	(3.0)%
Time deposits	6,705	6,991	(286)	(4.1)%
Total Customer Deposits	94,355	97,329	(2,974)	(3.1)%
Corporate treasury deposits	83	12	71	NM
Total Deposits	$94,438	$97,341	$(2,903)	(3.0)%

	Average Balances
	Year Ended December 31
($ amounts in millions)	2018	2017	2018 vs. 2017
Consumer Bank Segment	$57,588	$56,822	$766	1.3%
Corporate Bank Segment	26,925	27,929	(1,004)	(3.6)%
Wealth Management Segment	8,430	9,501	(1,071)	(11.3)%
Other (1)	1,495	3,089	(1,594)	(51.6)%
Total Deposits	$94,438	$97,341	$(2,903)	(3.0)%

	Average Balances
	Year Ended December 31
($ amounts in millions)	2018	2017	2018 vs. 2017
Wealth Management - Private Wealth	$7,380	$7,835	$(455)	(5.8)%
Wealth Management - Institutional Services	1,050	1,666	(616)	(37.0)%
Total Wealth Management Segment Deposits	$8,430	$9,501	$(1,071)	(11.3)%

(1)	Consists primarily of brokered deposits.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital
The following tables provide the calculation of the end of period “tangible common stockholders’ equity” and "tangible common book value per share" ratios, a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP), and the fully phased-in pro-forma of Basel III common equity Tier 1 (non-GAAP).

The calculation of the fully phased-in pro-forma "Common equity Tier 1" (CET1) is based on Regions’ understanding of the Final Basel III requirements. For Regions, the Basel III framework became effective on a phased-in approach starting in 2015 with full implementation beginning in 2019. The calculation provided below includes estimated pro-forma amounts for the ratio on a fully phased-in basis. Regions’ current understanding of the final framework includes certain assumptions, including the Company’s interpretation of the requirements, and informal feedback received through the regulatory process. Regions’ understanding of the framework is evolving and will likely change as analyses and discussions with regulators continue. Because Regions is not currently subject to the fully phased-in capital rules, this pro-forma measure is considered to be a non-GAAP financial measure, and other entities may calculate it differently from Regions’ disclosed calculation.

A company's regulatory capital is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to broad risk categories. The aggregated dollar amount in each category is then multiplied by the prescribed risk-weighted percentage. The resulting weighted values from each of the categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Common equity Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the common equity Tier 1 capital ratio. The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements on a fully phased-in basis.

Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders' equity and the fully phased-in Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Tangible Common Ratios—Consolidated
Stockholders’ equity (GAAP)		$15,090	$14,770	$15,777	$15,866	$16,192
Less:
Preferred stock (GAAP)		820	820	820	820	820
Intangible assets (GAAP)		4,944	4,951	5,060	5,071	5,081
Deferred tax liability related to intangibles (GAAP)		(94)	(95)	(97)	(99)	(99)
Tangible common stockholders’ equity (non-GAAP)	A	$9,420	$9,094	$9,994	$10,074	$10,390
Total assets (GAAP)		$125,688	$124,578	$124,557	$122,913	$124,294
Less:
Intangible assets (GAAP)		4,944	4,951	5,060	5,071	5,081
Deferred tax liability related to intangibles (GAAP)		(94)	(95)	(97)	(99)	(99)
Tangible assets (non-GAAP)	B	$120,838	$119,722	$119,594	$117,941	$119,312
Shares outstanding—end of quarter	C	1,025	1,055	1,114	1,123	1,134
Tangible common stockholders’ equity to tangible assets (non-GAAP)	A/B	7.80%	7.60%	8.36%	8.54%	8.71%
Tangible common book value per share (non-GAAP)	A/C	$9.19	$8.62	$8.97	$8.98	$9.16

		As of and for Quarter Ended
($ amounts in millions)		12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Basel III Common Equity Tier 1 Ratio—Fully Phased-In Pro-Forma (1)
Stockholder's equity (GAAP)		$15,090	$14,770	$15,777	$15,866	$16,192
Non-qualifying goodwill and intangibles		(4,838)	(4,845)	(4,953)	(4,961)	(4,972)
Adjustments, including all components of accumulated other comprehensive income, disallowed deferred tax assets, threshold deductions and other adjustments		946	1,376	1,230	1,121	712
Preferred stock (GAAP)		(820)	(820)	(820)	(820)	(820)
Basel III common equity Tier 1—Fully Phased-In Pro-Forma (non-GAAP)	D	$10,378	$10,481	$11,234	$11,206	$11,112
Basel III risk-weighted assets—Fully Phased-In Pro-Forma (non-GAAP) (2)	E	$105,741	$103,721	$102,819	$101,482	$101,498
Basel III common equity Tier 1 ratio—Fully Phased-In Pro-Forma (non-GAAP)	D/E	9.8%	10.1%	10.9%	11.0%	11.0%

(1)	Current quarter amounts and the resulting ratio are estimated.

(2)
Regions has systems and internal controls in place to calculate risk-weighted assets as required by Basel III on a fully phased-in basis. The amounts included above are a reasonable approximation, based on our understanding of the requirements.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

Forward-Looking Statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•
Current and future economic and market conditions in the U.S. generally or in the communities we serve, including the effects of possible declines in property values, increases in unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.

•
Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.

•	The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.

•
Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.

•
Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors.

•
The effect of changes in tax laws, including the effect of Tax Reform and any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to shareholders.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.

•
Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.

•	Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.

•	Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.

•
Our ability to effectively compete with other traditional and non-traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are.

•
Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue.

•	Our inability to keep pace with technological changes could result in losing business to competitors.

•
Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.

•
Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements.

•
Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted.

•	The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.

•
The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.

•	Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

•	Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives.

•	The risks and uncertainties related to our acquisition or divestiture of businesses.

•	The success of our marketing efforts in attracting and retaining customers.

•
Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.

•	Fraud or misconduct by our customers, employees or business partners.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2018 Earnings Release

•	Any inaccurate or incomplete information provided to us by our customers or counterparties.

•
Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively.

•	Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms.

•	The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.

•	The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses.

•
The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business.

•
Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.

•
Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.

•	Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives.

•	Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.

•
The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses.

•	Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders.

•	Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect how we report our financial results.

•	Other risks identified from time to time in reports that we file with the SEC.

•	Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated.

•	The effects of any damage to our reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the SEC.
The words "future," “anticipates,” "assumes," “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law.
Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.